EXHIBIT 10.1



                               FIRST AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT

                                      AMONG


                            AMERIVEST PROPERTIES INC.

                                       and

                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT


                                       and

                            THE LENDERS PARTY HERETO

                  FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
                  ---------------------------------------------


     This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT is dated as of the sixth
(6th) day of February, 2003, by and among AMERIVEST PROPERTIES INC., a Maryland corporation (the "Borrower"), and FLEET NATIONAL BANK, a national banking association ("FNB"), the other lending institutions which are listed on Schedule 1, (the "Lenders") and FLEET NATIONAL BANK, as agent for itself and such other lending institutions (the "Agent").

     WHEREAS, the Borrower, the Agent, and FNB executed and delivered that certain Revolving Credit Agreement dated as November 12, 2002 (as amended, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Lenders approve as an Additional Property the Real Estate Asset owned by AmeriVest Black Canyon Inc., an Arizona corporation, known as the Southwest Gas Building and located at 10851
N. Black Canyon Freeway, Phoenix, Arizona (the "Southwest Gas Building") and the Borrower has requested an increase, pursuant to ss.2.2 of the Credit Agreement, of the Total Commitment from $30,000,000 to $42,000,000 and the Lenders have approved such requests subject to certain amendments to the Credit Agreement in connection therewith; and

     WHEREAS, the parties to the Credit Agreement have agreed to amend certain provisions thereof as set forth herein.

     NOW, THEREFORE, the parties hereby agree that effective upon the date hereof the Credit Agreement is amended as follows:

     1. Definitions: ss.1.1 of the Credit Agreement is amended to provide that the following terms shall have the following meanings and, to the extent that any of the following terms are already defined in the Credit Agreement, such definitions shall be deemed to be amended and restated by the following definitions:

     Gross Asset Value. At any date, Borrower's total assets, adjusted to add back the accumulated depreciation of its real estate assets, all as determined in accordance with Generally Accepted Accounting Principals as of such date, plus $4,507,557 (which amount represents the difference between the purchase price and historical net book value of Sheridan Plaza upon Borrower's acquisition in 2001).

     Guarantor. AmeriVest Centerra Inc., a Colorado corporation, AmeriVest Chateau Inc., a Texas corporation, AmeriVest Black Canyon Inc., an Arizona corporation and each Related Company that owns a Real Estate Asset approved by the Majority Lenders as an Additional Property and that executes and delivers a Guaranty.

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     Change in Control. The occurrence of any of the following events: (A) if during any twelve month period on or after the Effective Date, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by the Board of Directors or whose nomination for election by the shareholders of the Borrower was approved by a vote of at least a majority of the members of the Board of Directors then in office who either were members of the Board of Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors then in office; or (B) if there occurs a change of control of the Borrower of a nature that would be required to be reported in response to Item 1a of Form 8-K filed pursuant to Section 13 or 15 under the Securities Exchange Act of 1934, or in any other filing by the Borrower with the Securities and Exchange Commission; or (C) if the Borrower or any Guarantor consolidates with, is acquired by, or merges into or with any Person.

     Term Loan Agreement. The Term Loan Agreement dated as of the First Amendment Effective Date pursuant to which FNB will make a term loan to Borrower in the initial principal amount of $5,100,000, secured by pledges of Borrower's stock or other ownership interests in certain of the Related Companies.

     2. Increase in Total Commitment. Pursuant to ss.2.2 of the Credit Agreement FNB hereby increases its Commitment to the amount shown on the revised Schedule
1.1 attached hereto effective on the First Amendment Effective Date (hereinafter defined) which shall be the Commitment Increase Date. Pursuant to ss.2.2 (c) the Borrower shall execute and deliver to FNB a new Note so that the principal amount of its Note shall equal its Commitment.

     3. Amendment of ss.4.1. ss.4.1 is hereby amended and restated to read as follows:

          ss.4.1. Fees. On the Effective Date, the Borrower shall pay to FNB the fees in the amounts specified in the Term Sheet provided by FNB to the Borrower dated September 18, 2002. On the Commitment Increase Date the Borrower shall pay to FNB the fees with respect to the Commitment Increase in the amounts specified in the Term Sheet provided by FNB to the Borrower dated January 29, 2003. Borrower shall pay to the Agent, for the account of Agent only, an annual Agent's fee in the amount of $50,000 payable annually in advance beginning on the first date that there is more than one Lender hereunder and each anniversary of such date thereafter so long as any Loan or Letter of Credit is outstanding or the Lenders have any obligations to make Loans. In addition, upon each addition or substitution of Mortgaged Properties under ss.5, Borrower shall pay Agent, for the account of Agent only, an additional Agent's fee of $2,500.

     4. Amendment of ss.12.1. ss.12.1 is hereby amended by adding the following additional paragraphs following paragraph (o) thereof:

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     (p) a Change of Control shall occur without the prior written consent of all Lenders;

     (q) any "Event of Default" as defined in the Term Loan Agreement shall occur;

     5. Updated Schedules. The following Schedules to the Credit Agreement are hereby replaced with the attached Schedules as follows:

        Schedule 1.1       Commitments
        Schedule 1.2       Mortgaged Properties
        Schedule 6.15      Related Party Transactions
        Schedule 6.18      Environmental Reports and Environmental Matters
        Schedule 6.22(d)   Property Condition Reports

Schedule 6.20 is supplemented by adding thereto the rent roll for the Southwest Gas Building attached hereto.

     6. Representations and Warranties. The Borrower represents and warrants that, to its knowledge and belief, no Default or Event of Default has occurred and is continuing on the date hereof, and that each of the representations and warranties contained in ss.6.18, in ss.6.20 and in ss.6.22 of the Credit Agreement (with each reference therein to the terms "Mortgaged Property" or "Mortgaged Properties" being deemed to include the Southwest Gas Building) are true and accurate as of the date hereof with respect to the Southwest Gas Building.

     7. Effectiveness of Loan Documents. The Borrower hereby confirms that each of the Security Documents shall continue to secure the payment and performance of all of the Obligations under the Credit Agreement as amended hereby and the Borrower's obligations under the Security Documents shall continue to be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Every reference contained in the Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby and as the Credit Agreement may be further amended. Except as specifically amended by this Amendment, the Credit Agreement and each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     8. Miscellaneous. This Amendment shall be governed by, interpreted and construed in accordance with all of the same provisions applicable under the Credit Agreement including, without limitation, all definitions set forth in ss.1.1, the rules of interpretation set forth in ss.1.2, the provisions relating to governing law set forth in ss.20, the provisions relating to counterparts in ss.22 and the provision relating to severability in ss.26.

     9. Conditions to Effectiveness. This First Amendment to Credit Agreement shall become effective on the earliest date that each of the following conditions shall have been satisfied (such date being the "First Amendment Effective Date"):

     (a) Each of the following documents shall have been duly executed and delivered by all of the parties hereto: (i) this First Amendment to Credit Agreement, (ii) the replacement Note payable to FNB in the amount of its

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increased Commitment; (iii) a First Amendment to each of the Guaranties executed prior to the date hereof reflecting the increase in the amount of the Notes;
(iv) a First Amendment to each of the Security Deeds executed prior to the date hereof reflecting said amendment of the Guaranty secured thereby and the increase in the amount of the Notes; (ii) a First Amendment to each of the Assignments of Leases and Rents executed prior to the date hereof reflecting said amendment of the Guaranty secured thereby and the increase in the amount of the Notes; and (v) the Term Loan Agreement.

     (b) The conditions set forth in ss.5.4 with respect to the Southwest Gas Building shall have been satisfied, except that the Certificate described in ss.5.4 (d) shall not be required as the substance thereof is included in paragraph 6 of this Amendment.

     (c) The Security Documents with respect to the Southwest Gas Building, the Guaranty from AmeriVest Black Canyon Inc. and all related documents described in ss.5.3 shall have been executed and delivered to the satisfaction of the Agent.

     (d) The Title Policies for each Mortgaged Property shall be endorsed to reflect the amendments of the applicable Security Deed and the applicable Assignment of Leases and Rents and a tie-in endorsement shall be added to each Title Policy issued by Chicago Title Insurance Company, all in form satisfactory to the Agent, provided that if Borrower is unable to obtain such endorsement with respect to the Mortgaged Property in Texas, Borrower shall submit other evidence acceptable to the Agent as to the recording of such amendments.

     (e) The Agent shall have received Update Certificates from the Secretary or Assistant Secretary of the Borrower and each Guarantor, all in form satisfactory to the Agent.

     (f) The Agent shall have received favorable opinions addressed to the Lenders and the Agent and dated as of the First Amendment Effective Date, in form and substance reasonably satisfactory to the Lenders and the Agent from Borrower's counsel.

In the event that the effective date has not occurred on or before February 12, 2003 then this instrument shall be void and the Credit Agreement shall remain in effect as though this instrument had never been executed.

                            [signature pages follow]








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     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

                                          BORROWER:
                                          AMERIVEST PROPERTIES INC.,
                                          a Maryland corporation


                                          By: John B. Greenman
                                          --------------------
                                          Name: John B. Greenman
                                          Title: Vice President



                                          AGENT:
                                          FLEET NATIONAL BANK, as Agent

                                          By: Lori Y. Litow
                                          -----------------
                                          Name: Lori Y. Litow
                                          Title: Director







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

                              Lender Signature Page


                                          FLEET NATIONAL BANK


                                          By: Lori Y. Litow
                                          -----------------
                                          Name: Lori Y. Litow
                                          Title: Director






Commitment:                                         $42,000,000

Commitment Percentage:                              100%




Notice Address:           Fleet National Bank
                          100 Federal Street
                          Boston, MA  02110
                          Attn: Structured Real Estate

                          With a copy to:

                          Fleet National Bank.
                          115 Perimeter Center Place, N.E.
                          Suite 500
                          Atlanta, GA 30346
                          Attn: Lori Y. Litow, Director

                          Fax: (770)390-8434 or 391-9811




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

                                  SCHEDULE 1.1

                                   Commitments
                                   -----------

Lender                              Commitment             Commitment Percentage
------                              ----------             ---------------------

Fleet National Bank                 $42,000,000                    100%


Totals                              $42,000,000                    100%




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

                                  Schedule 1.2
                             Mortgaged Real Property

Centerra Office Building, 1873 South Bellaire Street, Denver, Colorado

Chateau Plaza Office Building, 2515 McKinney Avenue, Dallas, Texas

Southwest Gas Building, 10851 N. Black Canyon Freeway, Phoenix, Arizona




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

                                  SCHEDULE 1.3


                                RELATED COMPANIES
                            & UNCONSOLIDATED ENTITIES


Related Companies - AmeriVest Properties Inc. is the 100% Shareholder of each:
------------------------------------------------------------------------------

Subsidiary Name                              State of Incorporation
---------------                              ----------------------

AmeriVest Broadway Properties Inc.                  Colorado
AmeriVest Sheridan Center Inc.                      Colorado
AmeriVest Properties Texas Inc.                     Texas
AmeriVest Buildings Texas Inc.                      Texas
AmeriVest Properties Indiana Inc.                   Indiana
AmeriVest Inverness Inc.                            Colorado
AmeriVest Arrowhead Inc.                            Arizona
AmeriVest Kellogg Inc.                              Colorado
Kellogg Executive Suites, Inc.                      Colorado
AmeriVest Parkway Inc.                              Texas
AmeriVest Centerra Inc.                             Colorado
AmeriVest Chateau Inc.                              Texas
AmeriVest Black Canyon Inc.                         Arizona
AmeriVest Keystone Inc.                             Indiana

Unconsolidated Entities:
------------------------

The Borrower's AmeriVest Broadway Properties Inc. subsidiary owns 20% of the Panorama Falls building as a tenant in common.


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

                                  SCHEDULE 6.15

                           Related Party Transactions


See discussion captioned "TRANSACTIONS BETWEEN AMERIVEST AND RELATED PARTIES" contained in Borrower's Form 10-Q for the quarter ended September 30, 2002, as supplemented by Form 8-K dated December 23, 2002.



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

                                  SCHEDULE 6.18
                     PHASE I ENVIRONMENTAL SITE ASSESSMENTS


Phase I Environmental Site Assessment of Centerra Building, 1873 S. Bellaire St., Denver, Colorado dated October 16, 2002 prepared by ENSR Corporation.

Phase I Environmental Site Assessment of Chateau Plaza, 2515 McKinney Avenue, Dallas, Texas dated November 4, 2002 prepared by ENSR Corporation.

Phase I Environmental Site Assessment of Southwest Gas Building, 10851 N. Black Canyon Freeway, Phoenix, Arizona dated January 2, 2003 prepared by ENSR Corporation.




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

                                SCHEDULE 6.22(d)
                   PHYSICAL CONDITION SITE ASSESSMENT REPORTS


Property Evaluation Report Centerra Office Building Denver, Colorado dated September 20, 2002 prepared by LM Consultants, Inc.

Property Evaluation Report Chateau Plaza Dallas, Texas dated October 22, 2002 prepared by LM Consultants, Inc.

Property Evaluation Report Southwest Gas Building, Phoenix, Arizona dated December 23, 2002 prepared by LM Consultants, Inc.





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                                  SCHEDULE 6.20

                     Rent Rolls for the Mortgaged Properties

Centerra Office Building, 1873 South Bellaire Street, Denver, Colorado -- Attached to Credit Agreement dated November 12, 2002

Chateau Plaza Office Building, 2515 McKinney Avenue, Dallas, Texas -- Attached to Certificate Regarding Mortgaged Property dated November 25, 2002

Southwest Gas Building, 10851 N. Black Canyon Freeway, Phoenix, Arizona -- Attached to this First Amendment to Credit Agreement dated February 6, 2003




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